IVY VARIABLE INSURANCE PORTFOLIOS

Delaware Ivy VIP Value (the “Portfolio”)

Supplement to the Portfolio’s Statutory Prospectus
dated April 29, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the following replaces the information in the section of the prospectus entitled “Portfolio summaries – Delaware Ivy VIP Value – What are the Portfolio’s principal investment strategies?”:

Delaware Ivy VIP Value seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Delaware Management Company (Manager), the Portfolio’s investment manager, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Portfolio primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $5 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. The Portfolio typically holds a limited number of stocks (generally 30 to 35).

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Portfolio security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Upon the Effective Date, “Foreign risk” is removed from the section of the prospectus entitled “Portfolio summaries – Delaware Ivy VIP Value – What are the principal risks of investing in the Portfolio?”

Upon the Effective Date, the following replaces the information in the section of the prospectus entitled "How we manage the Portfolios – Our principal investment strategies – Delaware Ivy VIP Value":

The Portfolio seeks to achieve its objective to provide capital appreciation by primarily investing, for the long term, in the common stocks of large-capitalization US companies that the Manager believes are undervalued. Large-capitalization companies typically are companies with market capitalizations of at least $5 billion at the time of acquisition. The Portfolio seeks to invest in stocks that are, in the opinion of the Manager, undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Manager and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. There is no guarantee, however, that the Portfolio will achieve its objective.

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities that it believes are the best investments for the Portfolio. The following are descriptions of how the portfolio management team pursues the Portfolio’s investment objective.

The Portfolio invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Manager follows a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as:

●	a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

●	favorable earnings prospects and dividend yield potential;

●	the financial condition of the issuer; and

●	various qualitative factors.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer's industry sector. The Portfolio typically holds a limited number of stocks (generally 30 to 35).

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Portfolio may invest up to 10% of its net assets in real estate investment trusts (REITs) and up to 15% of its net assets in illiquid investments.

The Portfolio may use a variety of derivative instruments for various purposes. The Portfolio may, at any given time, use options on individual equity securities, in seeking to gain or increase exposure to, or facilitate trading in, certain securities or market sectors. The Portfolio also may use written options contracts on individual equity securities to enhance return. In addition, the Portfolio may use futures contracts on domestic equity indexes in an attempt to hedge market risk on equity securities.

When the Manager believes that a temporary defensive position is desirable, the Portfolio may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Portfolio may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Manager believes are of comparable high quality. Subject to the Portfolio’s investment policies and restrictions, the Portfolio may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Portfolio may not achieve its investment objective.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Portfolio security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

Upon the Effective Date, “Foreign risk” is removed in its entirety from the section of the prospectus entitled “How we manage the Portfolios – The risks of investing in the Portfolio – Delaware Ivy VIP Value – Principal Risks.”

Upon the Effective Date, “Master limited partnership (MLP) risk” is removed in its entirety from the section of the prospectus entitled “How we manage the Portfolios – The risks of investing in the Portfolio – Delaware Ivy VIP Value – Non-Principal Risks.”

Upon the Effective Date, the following section is added alphabetically to the section of the prospectus entitled “How we manage the Portfolios – The risks of investing in the Portfolio – Delaware Ivy VIP Value – Non-Principal Risks”:

REIT-related risk — The value of the Portfolio’s securities of a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of the REIT’s federal tax status or changes in laws and/or rules related to that status, or the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended. In addition, the Portfolio may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.